EXHIBIT 99(i)






                        MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                      PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET



  (Dollars in Millions, Except Per Share Amounts)                      JUNE 28,
  ASSETS                                                                 1996
  -------------------------------------------------------               -------

  CASH AND CASH EQUIVALENTS..............................              $  2,751
                                                                       --------

  CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
   OR DEPOSITED WITH CLEARING ORGANIZATIONS..............                 5,011
                                                                       --------

  MARKETABLE INVESTMENT SECURITIES.......................                 2,146
                                                                       --------

  TRADING ASSETS, AT FAIR VALUE
  Corporate debt and preferred stock.....................                20,138
  Contractual agreements.................................                10,981
  Equities and convertible debentures....................                14,011
  Non-U.S. governments and agencies......................                 9,255
  U.S. Government and agencies...........................                 8,247
  Mortgages, mortgage-backed, and asset-backed...........                 3,740
  Money markets..........................................                 1,666
  Municipals.............................................                 1,094
                                                                       --------
  Total..................................................                69,132
                                                                       --------

  RESALE AGREEMENTS......................................                52,322
                                                                       --------

  SECURITIES BORROWED....................................                23,985
                                                                       --------

  RECEIVABLES
  Customers (net of allowance for doubtful accounts of $49)              17,405
  Brokers and dealers....................................                14,972
  Interest and other.....................................                 4,710
                                                                       --------
  Total..................................................                37,087
                                                                       --------

  INVESTMENTS OF INSURANCE SUBSIDIARIES..................                 5,365

  LOANS, NOTES, AND MORTGAGES (NET OF ALLOWANCE FOR
   LOAN LOSSES OF $141)..................................                 2,705

  OTHER INVESTMENTS......................................                 1,128

  PROPERTY, LEASEHOLD IMPROVEMENTS, AND EQUIPMENT
   (NET OF ACCUMULATED DEPRECIATION AND AMORTIZATION
   OF $2,331)............................................                 1,582

  OTHER ASSETS...........................................                 1,961
                                                                       --------

  TOTAL ASSETS...........................................              $205,175
                                                                       ========




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                                                            EXHIBIT 99(i)

                        MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                     PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


  (Dollars in Millions, Except Per Share Amounts)                       JUNE 28,
  LIABILITIES AND STOCKHOLDERS' EQUITY                                    1996
  ----------------------------------------------------                   -------

  LIABILITIES

  REPURCHASE AGREEMENTS................................                $ 62,865
                                                                       --------

  COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS.....                  32,702
                                                                       --------

  TRADING LIABILITIES, AT FAIR VALUE
  Contractual agreements...............................                   9,115
  U.S. Government and agencies.........................                  12,673
  Equities and convertible debentures..................                   8,247
  Non-U.S. governments and agencies....................                   6,718
  Corporate debt and preferred stock...................                   2,143
  Municipals...........................................                      58
                                                                       --------
  Total................................................                  38,954
                                                                       --------

  CUSTOMERS............................................                  10,112

  INSURANCE............................................                   5,107

  BROKERS AND DEALERS..................................                  14,852

  OTHER LIABILITIES AND ACCRUED INTEREST...............                  11,429

  LONG-TERM BORROWINGS.................................                  22,640
                                                                       --------

  TOTAL LIABILITIES....................................                 198,661
                                                                       --------

  STOCKHOLDERS' EQUITY

  PREFERRED STOCKHOLDERS' EQUITY.......................                     619
                                                                       --------

  COMMON STOCKHOLDERS' EQUITY
  Common stock, par value $1.33 1/3 per share;
    authorized: 500,000,000 shares;
    issued: 236,330,162 shares.........................                     315

  Paid-in capital......................................                   1,312
  Foreign currency translation adjustment..............                      (4)
  Net unrealized gains on investment securities
    available-for-sale (net of applicable income tax
    expense of $4).....................................                       8
  Retained earnings....................................                   7,215
                                                                       --------
      Subtotal.........................................                   8,846

  Less:
    Treasury stock, at cost: 64,876,357 shares.......                     2,502
    Unallocated ESOP reversion shares, at cost:
      2,529,387 shares.................................                      40
    Employee stock transactions........................                     409
                                                                       --------

  TOTAL COMMON STOCKHOLDERS' EQUITY....................                   5,895
                                                                       --------

  TOTAL STOCKHOLDERS' EQUITY...........................                   6,514
                                                                       --------

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY...........                $205,175
                                                                       ========